Electronically Filed
07/14/2015 10:47:37 AM

ORIGINAL

CLERK OF THE COURT

TRO
HEJMANOWSKI & McCREA LLC
Charles H. McCrea (SBN #104)
520 South Fourth Street, Suite 320
Las Vegas, Nevada 89101
T 702.834.8777 | F 702.834.5262
chm@hmlawlv.com

Attorneys for Petitioners

DISTRICT COURT

CLARK COUNTY, NEVADA

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JOHN STEEL, et al., Petitioners, vs. ISLET SCIENCES, INC., a Nevada corporation; Respondent.	**Case No. A-15-720617-B** **Dept. No. XIII** **TEMPORARY RESTRAINING ORDER**

Petitioners' Motion for Temporary Restraining Order (the "Motion") came on for hearing on July 6, 2015 pursuant to an Order to Show Cause issued and served on June 30, 2015. Petitioners appeared by and through Charles H. McCrea (SBN #104) of the law firm Hejmanowski & McCrea LLC. Respondent ISLET SCIENCES, INC. ("Islet" or the "Company") appeared by and through Rex D. Garner (SBN #9401) of the law firm Morris Law Group. The Court has reviewed the pleadings and papers on file herein and heard and considered the arguments of counsel.

GOOD CAUSE APPEARING, it is hereby

ORDERED, ADJUDGED AND DECREED that the Motion be and the same is

HEJMANOWSKI & McCREA LLC
ATTORNEYS AT LAW
520 SOUTH FOURTH STREET
SUITE 320
LAS VEGAS, NEVADA 89101
702.834.8777

GRANTED. And it is further

ORDERED, ADJUDGED AND DECREED that the Company, including its subsidiaries, affiliates, officers, agents, servants, employees and attorneys and other persons who are in active concert or participation with anyone described in NRCP 65(d), shall be and the same are RESTRAINED AND ENJOINED from taking any actions outside the ordinary course of business and from undertaking any further transfers or encumbrances of the Company's assets, or taking any actions which might be dilutive to current shareholders. And it is further

ORDERED, ADJUDGED AND DECREED, that security for this TEMPORARY RESTRAINING ORDER shall be and the same is set at TEN THOUSAND AND NO/100 DOLLARS ($10,000.00). And it is further

ORDERED, ADJUDGED AND DECREED that Petitioners' Motion for Preliminary Injunction shall be set for a non-evidentiary hearing on the Court's motion calendar for July 20, 2015 at the hour of 9:00 A.M. And it is further

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HEJMANOWSKI & McCREA LLC
ATTORNEYS AT LAW
520 SOUTH FOURTH STREET
SUITE 320
LAS VEGAS,
NEVADA 89101
702.834.8777

ORDERED, ADJUDGED AND DECREED that Respondent shall have up to and including Tuesday July 14, 2015 within which to supplement its Response and Petitioners shall have up to and including 12:00 P.M. on Friday, July 17, 2015 within which to supplement its Reply.

DATED and DONE this 14th day of July 2015.

DISTRICT COURT JUDGE

Respectfully submitted by:

HEJMANOWSKI & McCREA LLC

By: /s/Charles H. McCrea
Charles H. McCrea (SBN #104)
520 South Fourth Street, Suite 320
Las Vegas, Nevada 89101

Attorneys for Petitioners

Reviewed prior to submission by:

MORRIS LAW GROUP

By: /s/Rex D. Garner
Rex D. Garner (SBN #9401)
900 Bank of America Plaza
300 South Fourth Street
Las Vegas, Nevada 89101

Attorneys for Respondent